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     COMMON STOCK                                                                                        COMMON STOCK
        NUMBER                                                                                              SHARES
     WS
                                                        WESTAFF-Registered Trademark-
     INCORPORATED UNDER THE LAWS OF                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
          THE STATE OF DELAWARE                                                                  AND A STATEMENT AS TO THE RIGHTS,
                                                                                                   PREFERENCES, PRIVILEGES AND
                                                                                                       RESTRICTIONS ON SHARES


               THIS CERTIFIES THAT                                                                           CUSIP 957070 10 5




                                                                 [SPECIMEN]



               IS THE OWNER OF


                           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                                                WESTAFF, INC.
                                                           [CERTIFICATE OF STOCK]
transferable on the books of the Corporation by the holder hereof in person or duly authorized attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the Transfer Agent and
Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:


               /s/ W. Robert Stover          [SEAL]                   /s/ Robin A. Herman
                   [SPECIMEN]                                         [SPECIMEN]
                   Chairman                                           Senior Vice President and Secretary


Countersigned and Registered:
                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                  Transfer Agent and Registrar

By
                                                           Authorized Signature
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                                                           WESTAFF, INC.
     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -    as tenants in common                    UNIF GIFT MIN ACT -  ...............Custodian ....................
     TEN ENT   -    as tenants by the entireties                                     (Cust)                        (Minor)
     JT TEN    -    as joint tenants with right of                               under Uniform Gifts to Minors
                    survivorship and not as tenants                              Act..........................................
                    in common                                                                           (State)
                                                            UNIF TRF MIN ACT - .................Custodian (until age..........)
                                                                                    (Cust)
                                                                                ......................under Uniform Transfers
                                                                                     (Minor)
                                                                                 to Minors Act................................
                                                                                                         (State)


                                   Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        Shares
------------------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                        Attorney
------------------------------------------------------------------------------------------------------------------------
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------------


                                                                                X
                                                                                     -------------------------------------------


                                                                                X
                                                                                     -------------------------------------------
                                                                        NOTICE:      THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                                                                     FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                                     WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                                                     WHATEVER.



Signature(s) Guaranteed




By
  ------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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